Exhibit 10.3

AMENDMENT TO

THE GEO GROUP, INC.

SENIOR MANAGEMENT PERFORMANCE AWARD PLAN

WHEREAS, The GEO Group, Inc., (the “Company”) currently maintains and sponsors The GEO Group, Inc. Senior Management Performance Award Plan, effective on January 1, 2016 (the “Plan”) ; and

WHEREAS, Section 10 of the Plan provides that the Board of Directors of the Company (the "Board") may amend the Plan from time to time; and

WHEREAS, the Board has determined it to be in the best interests of the Company to amend the Plan as set forth herein; and

NOW, THEREFORE, effective for fiscal years of the Company commencing on or after January 1, 2020, the following amendment to the Plan is hereby adopted:

1. The definition of “Discretionary Adjustment” in Section 2(g) of the Plan is hereby deleted in its entirety.

2. Section 5.2 of the Plan is hereby deleted in its entirety and replaced with the following:

“5.2

  Performance Awards. Subject to compliance with Section 5.3 herein, each Participant shall be eligible to receive a Performance Award based on the Company’s financial performance for Revenue and Net-Income-After-Tax during the Plan Year.

Participants’ Annual Performance Awards will be calculated by applying the following percentage adjustment methodology separately to the respective Target Weighting of Revenue and Net-Income-After-Tax results in accordance with the following chart:

Percentage of Budgeted Fiscal Year Targets Achieved for Revenue and for Net-Income-After-Tax	Percentage by which the Target Weighting of Revenue and Net-Income-After- Tax is Reduced/Increased
Less than 90%	No Performance Award

90% - 100%	5 times the percentage (negative) difference between the actual achieved percentages of budgeted Revenue and Net-Income-After-Tax targets and 100% of the Revenue and Net-Income-After-Tax targets

100%	No Adjustment to Target Weighting

100% - 110%

(Amounts over 110% shall not be considered for purposes of this calculation) 10 times the percentage (positive) difference between the actual achieved percentages of budgeted Revenue (up to 110%) and Net-Income-After-Tax targets and 100% of the Revenue and Net-Income-After-Tax targets

Example A — Budget Performance (100% Target Payout)

Performance Goals	Budget	Actual	Percentage Difference between Actual and Budget	Factor	Percentage Adjustment to Target Weighting	Target Weighting	Actual Weighting
Revenue	$100.00	$100.00	0%	n/a	0%	35%	35%
Net Income	$10.00	$10.00	0%	n/a	0%	65%	65%
Total percentage applied to individual target performance awards							100%

Example B — 120% Target Payout

Performance Goals	Budget	Actual	Percentage Difference between Actual and Budget	Factor	Percentage Adjustment to Target Weighting	Target Weighting	Actual Weighting
Revenue	$100.00	$102.00	+2%	10	+20%	35%	42%
Net Income	$10.00	$10.20	+2%	10	+20%	65%	78%
Total percentage applied to individual target performance awards							120%

Example C — 90% Target Payout

Performance Goals	Budget	Actual	Percentage Difference between Actual and Budget	Factor	Percentage Adjustment to Target Weighting	Target Weighting	Actual Weighting
Revenue	$100.00	$98.00	-2%	5	-10%	35%	31.5%
Net Income	$10.00	$9.80	-2%	5	-10%	65%	58.5%
Total percentage applied to individual target performance awards							90%

Example D — 100.5% Target Payout

Performance Goals	Budget	Actual	Percentage Difference between Actual and Budget	Factor	Percentage Adjustment to Target Weighting	Target Weighting	Actual Weighting
Revenue	$100.00	$102.00	+2%	10	+20%	35%	42%
Net Income	$10.00	$9.80	-2%	5	-10%	65%	58.5%
Total percentage applied to individual target performance awards							100.5%

Following final calculations of the Company’s financial performance during the relevant Plan Year, data shall be presented to the Chief Executive Officer which shall set forth the Participants’ Performance Awards calculated in accordance with the Plan. The Chief Executive Officer shall review the data for all Participants and then prepare final recommendations for the Committee.”

3. Section 5.3 of the Plan is deleted in its entirety, and Section 5.4 is renumbered.

4. Except as modified by this Amendment, all of the terms and conditions of the Plan shall remain valid and in full force and effect.

IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Company, has executed this instrument as of the March 30, 2020, on behalf of the Company.

THE GEO GROUP, INC.

By:	/s/ Brian R. Evans
Name:	Brian R. Evans
Title:	Sr. Vice President, & CFO